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                                                                     Exhibit 4.1


                          WILLIS GROUP HOLDINGS LIMITED

                                  Common Stock

Cusip No.:                                                   ___________ Shares


            THIS CERTIFIES THAT_____________________________________________ is
the owner of fully paid and non-assessable shares of Common Stock, par value $0.000115 per share, of WILLIS GROUP HOLDINGS LIMITED, a Bermuda company (the "Company"), transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association of the Company, as amended, and the Bye-Laws of the Company and any amendments or restatements thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed on its behalf by its duly authorized officers.

                                                  WILLIS GROUP HOLDINGS LIMITED


                                                  By:
                                                      -------------------------
                                                      Name:
                                                      Title:

Countersigned and Registered:


----------------------------
Transfer Agent and Registrar


By:
   -------------------------
     Authorized signatory


Dated:
      ----------------------


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                                                                               2





         The Company will furnish without charge to each shareholder who so requests a description of the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions, of each class of capital stock or series thereof which the Company is authorized to issue. Such request should be directed to the office of the Secretary of the Company, Ten Trinity Square, London EC3P 3AX, England, (011) 44-20-7488-8111.

                        ---------------------------------
   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED,
       THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                   THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                        ---------------------------------

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common          UNIF GIFT MIN ACT__________
(Custodian)_________
                                                         (Custodian)     (Minor)
TEN ENT --  as tenants by the entireties      under Uniform Gifts to Minors Act
of____________
                                                                         (State)
JT TEN  --  as joint tenants with right of
            survivorship and not as tenants
            in common

     Additional abbreviations may also be used though not in the above list.


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                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, __________________________________________ HEREBY
SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

 ------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________ shares of Common Stock of the Company represented by this Certificate and do hereby irrevocably constitute and appoint __________________ Attorney to transfer the said shares of Common Stock on the books of the Company, with full power of substitution in the premises.


Dated:
       ------------------------

                                    Signature:
                                              -------------------------------
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the
                                              face of the certificate in
                                              every particular, without
                                              alteration or enlargement or
                                              any change whatever.

Signature(s) Guaranteed:

By:
   --------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.